ADVISORONE FUNDS

Milestone Treasury Obligations Fund

a series of the AdvisorOne Funds

Premium Class Shares

Financial Class Shares

Institutional Class Shares: MTIXX

Investor Class Shares: MTOXX

Supplement dated August 17, 2012

to the Prospectuses and Statement of Additional Information dated January 20, 2012, as amended

March 19, 2012

The section titled “Portfolio Manager” on page 3 of the prospectus has been replaced in its entirety with the following:

Portfolio Managers:  CLS utilizes a team approach for management of the Fund. Marc Pfeffer, Senior Portfolio Manager of CLS, Stephen Donahoe, Senior Portfolio Manager of CLS, and Matthew Santini, Portfolio Manager of CLS each serve as portfolio managers for the Fund.  Messrs. Pfeffer and Santini have been portfolio managers of the Fund since its inception in January 2012.  Mr. Donahoe has served as a portfolio manager of the Fund since June 2012.

The following biography of Stephen Donahoe and biography of Matt Santini is in addition to the other investment team member biography provided in the section titled “Investment Adviser Portfolio Managers” on page 5 of the prospectus:

Mr. Donahoe, CFA has been a portfolio manager of CLS since March of 2008.  Mr. Donahoe currently serves as Senior Portfolio Manager of CLS and has worked for CLS since 2008.  Prior to joining CLS, Mr. Donahoe served as a portfolio manager for Wells Fargo Bank Private Asset Management (2001-2008).

Mr. Santini joined CLS in August 2011, continuing as portfolio manager of the Fund, which was reorganized into the AdvisorOne Funds in 2012.  Prior to joining CLS, Mr. Santini was a portfolio manager at Milestone Capital Management, LLC for five years. Prior to serving as portfolio manager at Milestone Capital Management, LLC, Mr. Santini worked for Citigroup where he assisted clients in evaluating proprietary offerings.

This Supplement, and the existing Prospectus and Statement of Additional Information dated January 20, 2012, as amended March 19, 2012, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus, as supplemented, and the Statement of Additional Information dated January 20, 2012, as amended March 19, 2012 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-811-0225.

Supplement dated August 17, 2012